UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 17, 2019

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford
Energy Center II, Suite 210
Houston, Texas 77079
 (Address of principal executive offices)

(713) 221-1768
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

Common Stock Sales

On September 17, 2019, PEDEVCO Corp. (the “Company”, “PEDEVCO”, “we” and “us”), raised $12 million through the sale of 8,400,000 shares of restricted Company common stock at a price of $1.4285714 per share (the “Investor Purchase Price”) to Mr. Viktor Tkachev (the “Investor”), a non-U.S. person unaffiliated with the Company, pursuant to a Common Stock Subscription Agreement, dated September 17, 2019, entered into by and between the Company and the Investor (the “Investor Subscription Agreement”). The Investor Purchase Price represents a 6.6% discount to the closing price of the Company’s common stock on the NYSE American Exchange as of the closing date. The Investor Subscription Agreement includes customary representations and warranties of the parties.

In addition, on September 17, 2019, the Company raised an additional $13 million through the sale of 8,204,481 shares of restricted Company common stock at a price of $1.5845 per share (the “SK Purchase Price”) to SK Energy LLC (“SK Energy”), a company wholly-owned by our Chief Executive Officer and director, Dr. Simon Kukes, pursuant to a Common Stock Subscription Agreement, dated September 17, 2019, entered into by and between the Company and SK Energy (the “SK Subscription Agreement”). The SK Purchase Price represents a premium to the closing price of the Company’s common stock on the NYSE American Exchange as of the closing date and was equal to the greater of the book/market price of the Company’s common stock for the purposes of the NYSE American Exchange rules and requirements.

As a result of the purchase, SK Energy, which beneficially owned 80.6% of our outstanding common stock prior to the Investor Subscription Agreement and SK Subscription Agreement transactions, beneficially owns 73.2% of our outstanding common stock following such transactions.

The Company intends to apply the funds raised from the sale of the common stock to (i) fund the Company’s Permian Basin asset development program and (ii) fund additional acquisition activities in the Permian Basin.

* * * * * * * * *
The foregoing description of the Investor Subscription Agreement and SK Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Investor Subscription Agreement and SK Subscription Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On September 17, 2019, the Company sold an aggregate of 8,400,000 shares of Company restricted common stock to the Investor as described above in Item 1.01, which description is incorporated by reference in this Item 3.02, at a price a price of $1.4285714 per share, pursuant to the Investor Subscription Agreement, and the Company also sold an aggregate of 8,204,481 shares of Company restricted common stock to SK Energy as described above in Item 1.01, which description is incorporated by reference in this Item 3.02, at a price a price of $1.5845 per share, pursuant to the SK Subscription Agreement.

We claim an exemption from registration for the issuance and sale of the Company’s restricted common stock to the Investor and SK Energy described above pursuant to Section 4(a)(2), Rule 506 and/or Regulation S of the Securities Act of 1933, as amended (the “Securities Act” and “Regulation S”) since the shares were issued to “accredited investors” and/or non-U.S. persons (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing. The securities are subject to transfer restrictions, and the certificates evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom. The securities were not registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Item 7.01.     Regulation FD Disclosure.

The Company issued a press release on September 18, 2019 regarding the matters discussed in Items 1.01 and 3.02 above and certain development updates. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information responsive to Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of this Report is not intended to constitute a determination by the Company that the information is material or that the dissemination of the information

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	$12,000,000 Common Stock Subscription Agreement between PEDEVCO Corp. and Mr. Viktor Tkachev, dated September 17, 2019
10.2*	$13,000,000.14 Common Stock Subscription Agreement between PEDEVCO Corp. and SK Energy LLC, dated September 17, 2019
99.1**	Press Release dated September 18, 2019

* Filed herewith.
** Furnished herewith.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: September 18, 2019	By:	/s/ Dr. Simon Kukes
Dr. Simon Kukes
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	$12,000,000 Common Stock Subscription Agreement between PEDEVCO Corp. and Mr. Viktor Tkachev, dated September 17, 2019
10.2*	$13,000,000.14 Common Stock Subscription Agreement between PEDEVCO Corp. and SK Energy LLC, dated September 17, 2019
99.1**	Press Release dated September 18, 2019

* Filed herewith.
** Furnished herewith.